EXHIBIT 32.1

CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss. 1350, as adopted), John Monahan, Chief Executive Officer of Avigen, Inc. (the "Company"), and Thomas J. Paulson, Chief Financial Officer of the Company, each hereby certify that, to the best of his knowledge:

     1. The Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003, and to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     In Witness Whereof, the undersigned have set their hands hereto as of the 6th day of November, 2003.

/s/ JOHN MONAHAN John Monahan Chief Executive Officer

/s/ THOMAS J. PAULSON Thomas J. Paulson Chief Financial Officer

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